UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 21, 2008
(Date of earliest event reported)

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:  001-31390

Delaware	06-1195422
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices, including zip code)

(763) 551-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Forms of Award Agreements

On February 21, 2008, the Compensation Committee of the Board of Directors of Christopher & Banks Corporation (the “Company”) approved amendments to the existing forms of the (1) Non-Qualified Stock Option Agreement;  (2) Qualified Stock Option Agreement; and (3) Restricted Stock Agreement (with Time-Based Vesting) under the Company’s 2005 Stock Incentive Plan (“2005 Plan”).  The Compensation Committee also approved a new Restricted Stock Agreement (with Performance-Based Vesting) under the 2005 Plan.  The amendments to the existing award agreements are summarized below.  The new Restricted Stock Agreement (with Performance-Based Vesting) is described under “Restricted Stock Awards (with Performance-Based Vesting)” below.

The tax withholding provisions in the existing Non-Qualified Stock Option Agreement and the Restricted Stock Agreement (with Time-Based Vesting) were amended to provide that the executive may elect to satisfy the executive’s federal and state income tax withholding obligations relating to the awards by (1) delivering cash, a check or a money order payable to the Company, (2) having the Company withhold a portion of the shares of common stock otherwise to be delivered having a fair market value equal to the amount of such taxes, (3) delivering to the Company shares of common stock already owned by the executive having a fair market value equal to the amount of such taxes, or (4) a combination of the methods described above.  In addition, the method of payment provision in Section 4 of the existing Qualified Stock Option Agreement and the termination of employment provision in Section 8(1) of the existing Qualified Stock Option Agreement were amended in order to parallel the comparable provisions included in the existing Non-Qualified Stock Option Agreement.

Copies of these forms of award agreements are filed as Exhibits 10.1 — 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.  The descriptions of the award agreements included in this Form 8-K are qualified in their entirety by reference to the attached award agreements.

Option and Restricted Stock Awards

On February 21, 2008, the Compensation Committee awarded stock options, time-based restricted stock and performance-based restricted stock to the Company’s named executive officers, such awards to be effective as of April 14, 2008 (the “Effective Date”), pursuant to the 2005 Plan.  Information regarding the terms of the awards is set forth below.

Option Awards

The Compensation Committee or, in the case of Ms. Nagler, the Board of Directors awarded non-qualified stock option awards to the following executive officers in the amounts indicated:

Name	Position	Number of Non-Qualified StockOptions Awarded

Lorna Nagler	President and Chief Executive Officer	1,300	**
Monica L. Dahl	Executive Vice President, Chief Operating Officer	15,000
Andrew K. Moller	Executive Vice President, Chief Financial Officer	18,750
Steven J. Danker	Senior Vice President, Information Sstems & Strategy	4,500
Kim A. Decker	Senior Vice President, Store Operations	7,500

**The option to purchase 1,300 shares of the Company’s common stock that was awarded to Ms. Nagler was made pursuant to the terms of Ms. Nagler’s employment agreement with the Company entered into as of August 31, 2007.

The options have an exercise price equal to the fair market value of the Company’s common stock on the Effective Date.  The options vest evenly over a three-year period and have a ten-year term.  The options become immediately exercisable in full upon the occurrence of a Change in Control (as defined in the 2005 Plan).  The options may not be transferred by the executive except by will or the laws of descent and distribution, and the options may only be exercised during the executive’s lifetime.  The options will terminate and may no longer be exercised if the executive’s employment is terminated for Cause (as defined in the agreement).  If the executive’s employment is terminated as a result of the executive’s permanent and total disability or death, the options may be exercised by the executive’s legal representative, heir or devisee, as appropriate, within one year from the date of disability or death.  If the executive’s employment is terminated for any reason other than Cause, permanent and total disability or death, such options may be exercised within 90 days following the date of termination.

The Non-Qualified Stock Option Agreement provides that the executive may elect to satisfy the executive’s federal and state income tax withholding obligations arising from the exercise of the option by (1) delivering cash, a check or a money order payable to the Company, (2) having the Company withhold a portion of the shares of common stock otherwise to be delivered upon exercise of the option having a fair market value equal to the amount of such taxes, (3) delivering to the Company shares of common stock already owned by the executive having a fair market value equal to the amount of such taxes, or (4) a combination of the methods described above.

Restricted Stock Awards (with Time-Based Vesting)

The Compensation Committee awarded restricted stock with time-based vesting to the following executive officers in the amounts indicated:

Name	Position	Number of Shares of Restricted Stock Awarded

Lorna Nagler	President and Chief Executive Officer	**
Monica L. Dahl	Executive Vice President, Chief Operating Officer	5,000
Andrew K. Moller	Executive Vice President, Chief Financial Officer	6,250
Steven J. Danker	Senior Vice President, Information Sstems & Strategy	1,500
Kim A. Decker	Senior Vice President, Store Operations	2,500

**The Compensation Committee is in the process of reviewing the amount and type of equity awards to be awarded to Ms. Nagler for fiscal 2009.

The shares of restricted stock vest in full on the third anniversary of the Effective Date.  Notwithstanding the foregoing, the shares of restricted stock will vest in full upon the earlier of (1) the occurrence of a Change in Control (as defined in the 2005 Plan), or (2) the date the executive’s employment with the Company is terminated by reason of death, disability or normal retirement on or after age 65.  In the event the executive’s employment is terminated for any other reason, including retirement prior to age 65 with the approval of the Company, the Compensation Committee may, in its sole discretion, approve the vesting of any or all shares of Restricted Stock still subject to such restrictions, such vesting to be effective on the date of such approval or the executive’s termination date, if later.  The executive has voting rights and is entitled to receive dividends with respect to the shares of restricted stock unless and until the shares of restricted stock are forfeited pursuant to the terms of the Restricted Stock Agreement (with Time-Based Vesting).

The Restricted Stock Agreement (with Time-Based Vesting) provides that the executive may elect to satisfy the executive’s federal and state income tax withholding obligations arising from the receipt of, or the lapse of restrictions relating to, the shares of restricted stock by (1) delivering cash, a check or a money order payable to the Company, (2) having the Company withhold a portion of the shares of common stock otherwise to be delivered having a fair market value equal to the amount of such taxes, (3) delivering to the Company shares of common stock already owned by the executive having a fair market value equal to the amount of such taxes, or (4) a combination of the methods described above.

Restricted Stock Awards (with Performance-Based Vesting)

The Compensation Committee awarded to the following executive officers the number of shares of the Company’s common stock equal to the number of restricted shares at maximum listed below (the “Restricted Stock”):

		Number of Shares Subject to Award
Name	Position	Threshold	Target	Maximum

Lorna Nagler	President and Chief Executive Officer	**	**	**
Monica L. Dahl	Executive Vice President, Chief Operating Officer	2,500	5,000	7,500
Andrew K. Moller	Executive Vice President, Chief Financial Officer	3,125	6,250	9,375
Steven J. Danker	Senior Vice President, Information Sstems & Strategy	750	1,500	2,250
Kim A. Decker	Senior Vice President, Store Operations	1,250	2,500	3,750

**The Compensation Committee is in the process of reviewing the amount and type of equity awards to be awarded to Ms. Nagler for fiscal 2009.

The Restricted Stock is subject to performance-based and time-based forfeiture restrictions as set forth in the Form of Restricted Stock Agreement (with Performance-Based Vesting) attached as Exhibit 10.4 to this Current Report on Form 8-K.  If the operating income target determined in accordance with the terms of the 2005 Plan for the fiscal year 2009 is not met at least at the threshold level, all shares of Restricted Stock awarded under the agreement will be forfeited.  If such operating income target is achieved at least at the threshold level, then the performance restrictions will lapse with respect to the number of shares of Restricted Stock as more fully described in Exhibit A to the agreement (the “Issued Shares”).  On the date the number of Issued Shares is determined in accordance with Exhibit A, the time-based forfeiture restrictions will lapse with respect to one-third of the Issued Shares.  The time-based forfeiture restrictions will lapse with respect to one-third of the Issued Shares on each of the second and third anniversaries of the Effective Date.  Except as otherwise provided below, if the executive’s employment with the Company is terminated, shares of Restricted Stock or the Issued Shares (if previously determined) that have not vested will be forfeited and transferred back to the Company.  Notwithstanding the foregoing, the forfeiture restrictions will lapse as to all of the shares of Restricted Stock or the Issued Shares (if previously determined) on the earlier of (1) the occurrence of a Change in Control (as defined in the 2005 Plan), or (2) the date the executive’s employment with the Company is terminated by reason of death, disability or normal retirement on or after age 65.  In the event the executive’s employment is terminated for any other reason, including retirement prior to age 65 with the approval of the Company, the Compensation Committee may, in its sole discretion, approve the lapse of the time-based forfeiture restrictions as to any or all Issued Shares still subject to such restrictions, such lapse to be effective on the date of such approval or the executive’s termination date, if later.  The executive has no voting rights and is not entitled to receive dividends with respect to the shares of Restricted Stock.  The executive will have voting rights and be entitled to receive dividends with respect to the Issued Shares; provided that, the executive will forfeit such rights at such time, if at all, as the Issued Shares are forfeited pursuant to the terms of the Restricted Stock Agreement (with Performance-Based Vesting).

The Restricted Stock Agreement (with Performance-Based Vesting) provides that the executive may elect to satisfy the executive’s federal and state income tax withholding obligations arising from the receipt of, or the lapse of restrictions relating to, the shares of Restricted Stock by (1) delivering cash, a check or a money order payable to the Company, (2) having the Company withhold a portion of the shares of common stock otherwise to be delivered having a fair market value equal to the amount of such taxes, (3) delivering to the Company shares of common stock already owned by the executive having a fair market value equal to the amount of such taxes, or (4) a combination of the methods described above.

The above description of the Form of Restricted Stock Agreement (with Performance-Based Vesting) is qualified in its entirety by reference to the attached form of such agreement.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 22, 2008, the Company’s Board of Directors approved amendments to the Company’s Amended and Restated By-Laws.  A summary of the material amendments follows:

•                  Revised the text of the “Conduct of Meetings” provision in Article I, Section 9 to clarify the processes by which meetings of stockholders may be held.

•                  Revised Article I, Section 10 to clarify that stockholders may use any proxy permitted under Delaware law.

•                  Eliminated the ability of stockholders to call a special meeting from Article I, Section 2.  The provision now provides that special stockholder meetings may be called only by the Chairman or the Board of Directors.

•                  Revised the timeframes within which stockholders may propose director nominees or other business which may properly be brought before an annual meeting of stockholders in Article I, Section 11.  In general, as revised, a stockholder must notify the Company’s Secretary not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting.

•                  Revised the record date provision and moved the provision from Article IV, Section 4 to Article I, Section 12.

•                  Deleted from Article II, Section 2 the ability of stockholders to reduce the number of directors.

•                  Revised the director removal provision in Article II, Section 5 to provide that directors may only be removed for cause, as defined therein.

•                  Deleted the restrictions on Board committee powers from Article II, Section 11.

•                  Deleted the requirement from Article IV, Section 1 that the Company issue a stock certificate for uncertificated shares upon the request of a stockholder.

•                  Deleted Article V, Section 4 relating to the use of a corporate seal and all other references to a corporate seal.

•                  Deleted the implied amendments provision from Article VI, Section 2.

The foregoing summary of the amendments to the Amended and Restated By-Laws is qualified in its entirety by reference to the Second Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

3.1                                 Second Amended and Restated By-Laws of Christopher & Banks Corporation.

10.1                           Form of Non-Qualified Stock Option Agreement under the Christopher & Banks Corporation 2005 Stock Incentive Plan.

10.2                           Form of Qualified Stock Option Agreement under the Christopher & Banks Corporation 2005 Stock Incentive Plan.

10.3                           Form of Restricted Stock Agreement (with Time-Based Vesting) under the Christopher & Banks Corporation 2005 Stock Incentive Plan.

10.4                           Form of Restricted Stock Agreement (with Performance-Based Vesting) under the Christopher & Banks Corporation 2005 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

By:	/s/ Andrew K. Moller
Andrew K. Moller Executive Vice President and Chief Financial Officer

Date: February 27, 2008

EXHIBIT INDEX

Exhibit Number	Description

3.1	Second Amended and Restated By-Laws of Christopher & Banks Corporation.

10.1	Form of Non-Qualified Stock Option Agreement under the Christopher & Banks Corporation 2005 Stock Incentive Plan.

10.2	Form of Qualified Stock Option Agreement under the Christopher & Banks Corporation 2005 Stock Incentive Plan.

10.3	Form of Restricted Stock Agreement (with Time-Based Vesting) under the Christopher & Banks Corporation 2005 Stock Incentive Plan.

10.4	Form of Restricted Stock Agreement (with Performance-Based Vesting) under the Christopher & Banks Corporation 2005 Stock Incentive Plan.